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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported) December 4, 1997
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                            Nabors Industries, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-9245                                     93-0711613
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    (Commission File Number)               (I.R.S. Employer Identification No.)

    515 West Greens Road, Suite 1200, Houston, Texas   77067
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    (Address of Principal Executive Offices)         (Zip Code)

                                (281) 874-0035
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             (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)



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                  INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.  CHANGE IN FISCAL YEAR.

On December 4, 1997, the Board of Directors of Nabors Industries, Inc. (the "Corporation") amended the bylaws of the Corporation to change its fiscal year end from September 30 to December 31, and, following the annual meeting for fiscal 1997 to be held in March 1998, to change its annual meeting date to the second Tuesday in June.

The Corporation will file a Quarterly Report on Form 10-Q with the Securities and Exchange Commission covering the transition period of October 1, 1997 to December 31, 1997.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    NABORS INDUSTRIES, INC.
                                         (Registrant)


Date: December 9, 1997              By  /s/ Anthony G. Petrello
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                                        Anthony G. Petrello
                                        President and Chief Operating Officer